Exhibit 10.1

EXECUTION COPY

FOURTH AMENDMENT TO THE SECOND AMENDED

AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO THE SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of February 15, 2012 (this “Amendment”), is entered into by and among U. S. STEEL RECEIVABLES LLC, a Delaware limited liability company, as Seller (the “Seller”), UNITED STATES STEEL CORPORATION (in its individual capacity “USS”), a Delaware corporation, as initial Servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), the FUNDING AGENTS listed on the signature pages hereto, the CP CONDUIT PURCHASERS listed on the signature pages hereto, the COMMITTED PURCHASERS listed on the signature pages hereto, the LC BANKS listed on the signature pages hereto and THE BANK OF NOVA SCOTIA, a Canadian chartered bank, as Collateral Agent for the CP Conduit Purchasers, Committed Purchasers and LC Banks (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). Capitalized terms used and not otherwise defined herein are used as defined in the Second Amended and Restated Receivables Purchase Agreement, dated as of September 27, 2006 (as amended or otherwise modified through the date hereof, the “Agreement”), among the Seller, the Servicer, the CP Conduit Purchasers from time to time party thereto, the Committed Purchasers from time to time party thereto, the LC Banks from time to time party thereto, the Funding Agents and the Collateral Agent.

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein.

NOW THEREFORE, in consideration of the premises and other material covenants contained herein, the parties hereto agree as follows:

SECTION 1. Amendment to the Agreement. The Agreement is hereby amended as follows:

(a) The first sentence of the ultimate paragraph of Section 1.4 of the Agreement is hereby amended by replacing the term “Settlement Period” where it appears therein with the term “Accrual Period”.

(b) Section 1.11 of the Agreement is hereby amended by (i) replacing the term “Settlement Period” in each instance where it appears therein with the term “Accrual Period” and (ii) replacing the term “Settlement Date” where it appears therein with the term “Accrual Date”.

(c) The following new defined terms are hereby added to Exhibit I to the Agreement in appropriate alphabetical order:

“Accrual Date” means (a) prior to the Facility Termination Date, the date occurring three Business Days prior to each Settlement Date and (b) on and after the Facility Termination Date, each day selected from time to time by the Funding Agents (it being understood that the Funding Agents may select such Accrual Date to occur as frequently as daily), or, in the absence of any such selection, the day which would be the Accrual Date pursuant to clause (a) of this definition.

“Accrual Period” for each Portion of Capital means: (a) before the Facility Termination Date: (i) initially the period commencing on (and including) January 31, 2012 and ending on (but not including) the next Accrual Date, and (ii) thereafter, each period commencing on such Accrual Date and ending on (but not including) the next Accrual Date, and (b) on and after the Facility Termination Date, such period (including a period of one day) as shall be selected from time to time by the Funding Agents or, in the absence of any such selection, each period of 30 days from the last day of the preceding Accrual Period.

(d) The definition of “Alternate Rate” set forth in Exhibit I to the Agreement is hereby amended by replacing the term “Settlement Period” in each instance where it appears therein with the term “Accrual Period”.

(e) The definition of “CP Rate” set forth in Exhibit I to the Agreement is hereby amended by replacing the term “Settlement Period” in each instance where it appears therein with the term “Accrual Period”.

(f) The definition of “Discount” set forth in Exhibit I to the Agreement is hereby amended by replacing the term “Settlement Period” in each instance where it appears therein with the term “Accrual Period”.

(g) The definition of “Eurodollar Rate” set forth in Exhibit I to the Agreement is hereby amended by replacing the term “Settlement Period” in each instance where it appears therein with the term “Accrual Period”.

(h) The definition of “LIBOR” set forth in Exhibit I to the Agreement is hereby amended by replacing the term “Settlement Period” in each instance where it appears therein with the term “Accrual Period”.

(i) The definition of “Yield Protection Fee” set forth in Exhibit I to the Agreement is hereby amended by replacing the term “Settlement Period” where it appears therein with the term “Accrual Period”.

SECTION 2. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 3. Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof upon receipt by the Collateral Agent of each of the following, each in form and substance satisfactory to the Collateral Agent:

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(i)	counterparts of this Amendment duly executed by each of the parties hereto;

(ii)	counterparts of the amended and restated Fee Letter, dated as of the date hereof, duly executed by each of the parties thereto; and

(iii)	evidence of the payment by the Seller and the Servicer of all fees (including all due diligence costs and expenses and attorneys’ fees, costs and expenses) due and payable as of the date of this Amendment to the Collateral Agent, each Funding Agent and their collective counsel, in each case, reasonably satisfactory to the Collateral Agent and the applicable Funding Agent, as the case may be.

SECTION 4. Representations and Warranties of USS and Seller; Further Assurances. Each of USS and the Seller hereby represents and warrants to the Collateral Agent, each Funding Agent and each Purchaser as follows:

A. Representations and Warranties. Each of the representations and warranties made by it under each of the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct and correct as of such earlier date).

B. Enforceability. The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller’s and the Servicer’s valid and legally binding obligations, enforceable in accordance with its terms; and

C. No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

D. Further Assurances. Each of the Seller and the Servicer hereby agree to provide (or to cause to be provided) to the Collateral Agent and each Funding Agent, a copy of all documents, agreements, instruments, certificates or other records or receipts, if any, relating to the subject matter of this Amendment, as the Collateral Agent or any Funding Agent may reasonably request.

SECTION 5. Miscellaneous.

A. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

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B. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

C. This Amendment may not be amended or otherwise modified except as provided in the Agreement.

D. Any provision in this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

E. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).

(signatures begin on the next page)

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITED STATES STEEL CORPORATION,
as initial Servicer

By:	/s/ John Quaid
Name:	John Quaid
Title:	Vice President & Treasurer

U. S. STEEL RECEIVABLES LLC, as Seller

By:	/s/ John Quaid
Name:	John Quaid
Title:	Vice President

LIBERTY STREET FUNDING LLC,
as a CP Conduit Purchaser

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Committed Purchaser for Liberty Street Funding LLC

By:	/s/ Paula J. Czach
Name:	Paula J. Czach
Title:	Managing Director

THE BANK OF NOVA SCOTIA, as LC Bank for
the Purchaser Group for which The Bank of Nova Scotia acts as Funding Agent

By:	/s/ Paula J. Czach
Name:	Paula J. Czach
Title:	Managing Director

THE BANK OF NOVA SCOTIA, as Funding
Agent for Liberty Street Funding LLC, as CP
Conduit Purchaser and The Bank of Nova Scotia, as Committed Purchaser and as LC Bank

By:	/s/ Paula J. Czach
Name:	Paula J. Czach
Title:	Managing Director

MARKET STREET FUNDING LLC, as a CP
Conduit Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as
Committed Purchaser for Market Street Funding LLC

By:	/s/ Susan Dimmick
Name:	Susan Dimmick
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as LC
Bank for the Purchaser Group for which PNC Bank, National Association acts as Funding Agent

By:	/s/ Susan Dimmick
Name:	Susan Dimmick
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as
Funding Agent for Market Street Funding LLC, as CP Conduit Purchaser and PNC Bank, National Association, as Committed Purchaser and LC Bank

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

THE BANK OF NOVA SCOTIA,
as Collateral Agent

By:	/s/ Paula J. Czach
Name:	Paula J. Czach
Title:	Managing Director

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